Filed under Rule 497(e) Registration No. 002-83631

VALIC Company I

Small-Mid Growth Fund

(the “Fund”)

Supplement dated August 17, 2016, to the Fund’s

Prospectus dated October 1, 2015, as supplemented and amended to date

At a meeting held on August 1-2, 2016, the Board of Directors of VALIC Company I approved the following changes with respect to the Fund to take effect on October 1, 2016.

In the section entitled “Fund Summary: Small-Mid Growth Fund – Principal Investment Strategies of The Fund,” the second paragraph is deleted in its entirety and replaced with the following:

Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index. If the market capitalization of a company held by the Fund subsequently moves outside of this range, the Fund is not required to sell the company’s securities. As of June 30, 2016, the market capitalization ranges of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index were between $14.5 million and $4.1 billion and $239 million and $27 billion, respectively.

Capitalized terms used but not defined herein shall have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version: AGL 33